Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
In response to Item 402(x)(1) of Regulation S-K, while we do not have a formal written policy in place with regard to the timing of awards of stock options, stock appreciation rights or similar option-like instruments in relation to the disclosure of material nonpublic information, our Board and the compensation committee do not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	our Board and the compensation committee do not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false